TRADE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2018
TRADE AND OTHER RECEIVABLES
TRADE AND OTHER RECEIVABLES

20.    Trade and other receivables

Accounting policy

Trade and other receivables, excluding trade receivables for PGM sales, prepayments and value added tax are non-derivative financial assets categorised as financial assets measured at amortised cost. Trade and other receivables are initially recognised at fair value and subsequently carried at amortised cost less allowance for impairment. Estimates made for impairment are based on a review of all outstanding amounts at year end. Irrecoverable amounts are written off during the period in which they are identified.

Trade receivables include actual invoiced sales of PGM concentrate as well as sales not yet invoiced for which deliveries have been made and the control has transferred. These receivables are financial assets measured at fair value through profit and loss. The receivable amount calculated for the PGM concentrate delivered but not yet invoiced is recorded at the fair value of the consideration receivable at the date of delivery. At each subsequent reporting date the receivable is restated to reflect the fair value movements in the pricing mechanism. Foreign exchange movements subsequent to the recognition of a sale are recognised as a foreign exchange gain or loss in profit or loss.

The adoption of the new "expected credit loss" impairment model under IFRS 9, as opposed to an incurred credit loss model under IAS 39, had a negligible impact on the carrying amounts of the Group’s financial assets given the Group transacts exclusively with a limited number of large international institutions and other organisations with strong credit ratings and the negligible historical level of customer default.

The PGM receivable is measured at fair value through profit or loss under IFRS 9, as the solely payments of principle and interest criteria is not met. As a result there are no changes in the measurement resulting from the adoption of IFRS 9.

Figures in million - SA rand	2018	2017	2016
Trade receivables - gold sales	433.8	499.6	658.1
Trade receivables - PGM sales[1]	5,310.1	4,512.4	4,001.9
Other trade receivables	436.6	431.4	306.5
Payroll debtors	127.9	174.1	154.7
Interest receivable	8.9	8.5	6.6
Financial assets	6,317.3	5,626.0	5,127.8
Prepayments	296.9	245.0	298.1
Value added tax	218.8	326.6	322.0
Total trade and other receivables	6,833.0	6,197.6	5,747.9

[1] The PGM sales trade receivables consists of trade receivables invoiced and outstanding of R1,523.6 million and contract receivables of R3,786.5 million.

Fair value of trade and other receivables

The fair value for trade receivables for PGM sales are estimated based on ruling market prices, volatilities and interest rates, and constitutes level 1 on the fair value hierarchy. The fair value of trade and other receivables approximate the carrying value due to the short maturity.

Credit risk

The Group is exposed to credit risk on the total carrying value of trade and other receivables.

Trade receivables are reviewed on a regular basis and an allowance for impairment is raised when they are not considered recoverable. Trade receivables comprise banking institutions purchasing commodities. These receivables are currently in a sound financial position and no impairment has been recognised.

Receivables that are past due but not impaired total R28.4 million (2017: R9.0 million and 2016: R11.7 million). At 31 December 2018, receivables of R15.8 million (2017: R5.7 million and 2016: R2.6 million) are considered impaired and are provided for.